Exhibit 10.1.4

This document is part of a prospectus covering securities that have been registered under the Securities Act of 1933, as amended. This document may be used only in connection with our offer and sale of the securities hereunder. You cannot use this document to offer or sell the securities that you acquire hereunder to anyone else. A paper version of this document and the other documents constituting the complete prospectus are available upon request by contacting Vicki Owens in the Human Resources department.

HEALTHSOUTH CORPORATION

PERFORMANCE SHARE UNIT AWARD AGREEMENT
(Pursuant to the Amended and Restated 2008 Equity Incentive Plan)

This Performance Share Unit Award Agreement (this “Award”) is granted in Birmingham, Alabama by HealthSouth Corporation, a Delaware corporation (the “Corporation”), pursuant to one or more Summaries of Grant (collectively, the “Summary”) previously delivered to you as the person to whom the Option is granted (“Grantee”) and/or displayed at the website of Smith Barney Benefit Access® (www.benefitaccess.com). The Summary, which specifies the name of Grantee, the date as of which the grant is made (the “Date of Grant”), the relevant Performance Goals, the Performance Period, and other specific details of the Award, and the acceptance of the Summary are incorporated herein by reference.

1. GRANT OF AWARD. Upon the terms and conditions set forth herein and in the Corporation’s Amended and Restated 2008 Equity Incentive Plan (the “Plan”), a copy of which has been made available to Grantee electronically, the Corporation hereby grants to Grantee an award of the number of performance share units (the “Performance Share Units”) set forth in the Summary. The Award is granted pursuant to the Plan and is subject in its entirety to all applicable provisions of the Plan. Capitalized terms used herein and not otherwise defined shall have the meanings set forth in the Plan. The Corporation and Grantee agree to be bound by all of the terms and conditions of the Plan, as amended from time to time in accordance with its terms.

The Performance Goals applicable to the Performance Share Units and the Performance Period are set forth in the Summary and incorporated by reference herein and made a part hereof. Depending upon the extent, if any, to which the Performance Goals have been achieved, and subject to compliance with the requirements of Section 2 below, each Performance Share Unit shall entitle Grantee to receive, at such time as is determined in accordance with the provisions of Section 3 below, between 0 and 2 fully paid, non-assessable shares of common stock, par value $0.01 per share, of the Corporation (the “Restricted Common Stock”). The Committee shall, as soon as practicable following the last day of the Performance Period, certify (i) the extent, if any, to which, each of the Performance Goals has been achieved with respect to the Performance Period; and (ii) the number of shares of Restricted Common Stock, if any, which, subject to compliance with the requirements of Section 2, Grantee shall be entitled to receive with respect to each Performance Share Unit (with such number of shares of Restricted Common Stock being hereafter referred to as the “Share Delivery Factor”). Such certification shall be final, conclusive and binding on Grantee, and on all other persons, to the maximum extent permitted by law.

Exhibit 10.1.4

2. VESTING OF PERFORMANCE SHARE UNITS.

(a)           The Performance Share Units are subject to forfeiture to the Corporation until they become non-forfeitable in accordance with this Section 2. Except as provided in this Section 2 and Section 15.8 of the Plan, the risk of forfeiture will lapse on all Performance Share Units, and all Performance Share Units shall thereupon become vested, only if Grantee remains employed by the Corporation until the end of the Performance Period. The delivery of Restricted Common Stock with respect to such Performance Share Units shall be made following vesting based upon the extent to which the Performance Goals have been achieved and as provided in Section 3 hereof.

(b) In the event that (i) the Corporation terminates Grantee’s employment with the Corporation for any reason prior to the end of the Performance Period or (ii) Grantee terminates employment with the Corporation for any reason (other than death, Disability or Retirement) prior to such date, all Performance Share Units shall be cancelled and forfeited, effective as of Grantee’s termination of employment.

3. DELIVERY OF SHARES.

(a)           Except as provided in the following subsection (b) and Section 15.8 of the Plan, a certificate in the number of whole shares of Restricted Common Stock (if any) equal to the product of (i) the number of vested Performance Share Units multiplied by (ii) the Share Delivery Factor (with such product rounded up to the next whole number) shall be registered in the name of Grantee on the stock transfer books of the Corporation effective as of the date of the Committee’s determination of the achievement of the Performance Goals as provided for in Section 1 above. However, any certificates issued with respect to Restricted Common Stock shall be held by the Corporation in escrow under the terms hereof until the Restricted Common Stock becomes vested on the first anniversary of the end of the Performance Period, at which time the Restricted Common Stock shall become “vested Restricted Common Stock” and shall be distributed to Grantee. Prior to becoming vested, the Restricted Common Stock and any interest therein, may not be sold, assigned, transferred, pledged, hypothecated or otherwise disposed of, except by will or the laws of descent and distribution, so long as Grantee is employed by or providing services to the Corporation as of the relevant date. In order to reflect the restrictions on disposition of the shares of Restricted Common Stock issued pursuant to this Award, the stock certificates for the shares of Restricted Common Stock issued pursuant to this Award will be endorsed with a restrictive legend, in substantially the following form:

"THIS CERTIFICATE AND THE SHARES OF STOCK REPRESENTED HEREBY ARE SUBJECT TO THE TERMS AND CONDITIONS, INCLUDING FORFEITURE PROVISIONS AND RESTRICTIONS AGAINST TRANSFER (THE “RESTRICTIONS”), CONTAINED IN THE HEALTHSOUTH CORPORATION AMENDED AND RESTATED 2008 EQUITY INCENTIVE PLAN AND AN AGREEMENT ENTERED INTO BETWEEN THE REGISTERED OWNER AND HEALTHSOUTH CORPORATION. ANY ATTEMPT TO DISPOSE OF THESE SHARES IN CONTRAVENTION OF THE APPLICABLE RESTRICTIONS, INCLUDING BY WAY OF SALE ASSIGNMENT, TRANSFER, PLEDGE, HYPOTHECATION OR OTHERWISE, SHALL BE NULL, VOID AND WITHOUT EFFECT.”

Exhibit 10.1.4

Such legend shall be removed only on and after the date when the Restricted Shares have become vested Restricted Common Stock. Grantee shall be entitled to vote all Restricted Common Stock, and shall be entitled to receive, free of all restrictions, ordinary cash dividends and dividends in the form of shares of Common Stock thereon if any, to the extent permitted in the Plan. Grantee’s right to receive any extraordinary dividends or other distributions with respect to Restricted Common Stock prior to the shares becoming vested Restricted Common Stock shall be at the sole discretion of the Committee, but in the event of any such extraordinary dividends or distributions are paid to the holders of Common Stock, the Committee shall take such action as may be appropriate to preserve the value of, and prevent the unintended enhancement of the value of, the Restricted Common Stock.

(b)           In the event that (i) the Corporation terminates Grantee’s employment with the Corporation for any reason prior to the first anniversary of the end of the Performance Period; or (ii) the Grantee terminates employment with the Corporation for any reason (other than death) prior to such date, all Restricted Common Stock held in escrow shall be cancelled and forfeited, effective as of Grantee’s termination of employment.

(c)           Notwithstanding the foregoing subsection (b), if Grantee dies prior to the first anniversary of the end of the Performance Period, the certificate (or the indicia of ownership, as the case may be) for such number of whole shares of Common Stock, shall be delivered (or provided, as the case may be) to Grantee’s beneficiary or estate provided, that the beneficiary (or estate) has otherwise complied with the requirements of Section 8 of this Award.

4. TAX CONSEQUENCES.

(a)           Grantee agrees to notify the Corporation immediately if Grantee recognizes taxable income generated by the grant of this Award by the Corporation to the Recipient pursuant to an election under Section 83(b) of the Code.

(b)           Grantee acknowledges that the Corporation has not advised Grantee regarding Grantee’s income tax liability in connection with the grant or vesting of the Performance Share Units and the delivery of shares of Restricted Common Stock in connection therewith. Grantee has reviewed with Grantee’s own tax advisors the federal, state, and local and tax consequences of the grant and vesting of the Performance Share Units and the delivery of shares of Restricted Common Stock in connection therewith as contemplated by this Award. Grantee is relying solely on such advisors and not on any statements or representations of the Corporation or any of its agents. Grantee understands that the Grantee (and not the Corporation) shall be responsible for Grantee’s own tax liability that may arise as a result of the transactions contemplated by this Award.

(c)           Grantee shall pay to the Corporation promptly upon request, and in any event, no later than at the time the Corporation determines that Grantee will recognize taxable income in respect of the Performance Share Units, an amount equal to the taxes the Corporation determines it is required to withhold under applicable tax laws with respect to the Performance

Exhibit 10.1.4

Share Units. Such payment shall be made in the form of (i) cash, (ii) shares of Common Stock already owned for at least six months, (iii) delivering to the Corporation, or having the Corporation withhold, a portion of the shares of Common Stock otherwise to be delivered to Grantee with respect to the Performance Share Units sufficient to satisfy the minimum withholding required with respect thereto to the extent permitted by the Corporation, or (iv) in a combination of such methods, as irrevocably elected by Grantee prior to the applicable tax due date with respect to the Performance Share Units.

5. TRANSFERABILITY.

(a)           Except as provided below, or except to the minimal extent required by law, the Performance Share Units are nontransferable and may not be assigned, alienated, pledged, attached, sold or otherwise transferred or encumbered by Grantee, except by will or the laws of descent and distribution, and upon any such transfer, by will or the laws of descent and distribution (or upon such transfer required by law), the transferee shall hold such Performance Share Units subject to all the terms and conditions that were applicable to Grantee immediately prior to such transfer.

(b)           Upon any transfer by will or the laws of descent and distribution (or upon any such transfer required by law), such transferee shall take the Performance Share Units and the shares delivered in connection therewith (the “Transferee Shares”) subject to all the terms and conditions that were (or would have been) applicable to the Performance Share Units and the Transferee Shares immediately prior to such transfer.

6. RIGHTS OF GRANTEE. Prior to the issuance, if any, of shares of Restricted Common Stock to Grantee pursuant to the provisions of Section 3, Grantee shall not have any rights of a shareholder of the Corporation on account of the Performance Share Units.

7. UNFUNDED NATURE OF PERFORMANCE SHARE UNITS. The Corporation will not segregate any funds representing the potential liability arising under this Award. Grantee’s rights in respect of this Award are those of an unsecured general creditor of the Corporation. The liability for any payment under this Award will be a liability of the Corporation and not a liability of any of its officers, directors or affiliates.

8. SECURITIES LAWS. The Corporation may condition delivery of certificates for shares of Restricted Common Stock delivered for any vested Performance Share Units upon the prior receipt from Grantee of any undertakings which it may determine are required to assure that the certificates are being issued in compliance with federal and state securities laws.

9. SECURITIES COMPLIANCE. The Corporation shall make reasonable efforts to comply with all applicable federal and state securities laws; provided, however, notwithstanding any other provision of this Award, the Corporation shall not be obligated to issue any restricted or unrestricted Common Stock or other securities pursuant to this Award if the issuance thereof would result in a violation of any such law. Subject to Section 3 hereof, in order to comply with any applicable securities laws, Grantee agrees that the Restricted Common Stock shall only be sold by Grantee following registration of such Shares under the Securities Act of 1933, as amended, or pursuant to an exemption therefrom. If required by the authorities of

Exhibit 10.1.4

any state in connection with the issuance of the shares, the legend or legends required by such state authorities will also be endorsed on all such certificates.

10. ACCELERATED VESTING FOR A CHANGE IN CONTROL OR OTHER REASON. Notwithstanding anything to the contrary contained in this Award, all of the Performance Share Units issued to Grantee pursuant to this Award shall also become vested in accordance with Sections 15.5, 15.6, and 15.7 of the Plan. The delivery of shares of Common Stock with respect to such Performance Share Units shall be made as promptly as practicable following the conclusion of the Performance Period based upon the extent to which the Performance Goals have been achieved, unless otherwise determined by the Committee. With respect to Performance Objectives applicable to any Award for which the performance period is not complete, the Committee shall have the discretionary authority to determine whether, and if so, the extent to which, (1) the performance period or the Performance Objectives shall be deemed to be satisfied or waived following a Change in Control, and (2) the Performance Objectives shall be modified, adjusted or changed on account of the Change in Control. For purposes of this Award, “Retirement” shall mean the voluntary termination of employment by a Participant after attaining (a) age 65 or (b) in the event that the Participant has been employed by the Company for ten (10) or more years on the date of such termination, age 60.

11. APPLICABLE RECOUPMENT POLICY. Notwithstanding anything to the contrary contained in this Award, this Award is subject to the terms of the Compensation Recoupment Policy (the “Clawback Policy”) adopted by the Board of Directors of the Corporation (the “Board”), published with other Plan materials on the website of Smith Barney Benefit Access® (www.benefitaccess.com), and modified from time to time to comply with applicable requirements of law or the listing standards of The New York Stock Exchange. This Award may be cancelled in accordance with the Clawback Policy in the event the Board or a committee thereof determines that one of the events enumerated in the Clawback Policy has occurred and that it is in the best interests of the Corporation to do so.

12. BINDING AGREEMENT. This Award shall be binding upon and shall inure to the benefit of any successor or assign of the Corporation, and, to the extent herein provided, shall be binding upon and inure to the benefit of Grantee’s beneficiary or legal representatives, as the case may be.

13. ENTIRE AGREEMENT; AMENDMENT. This Award contains the entire agreement of the parties with respect to the Performance Share Units granted hereby. This Award may be amended in accordance with the provisions of Section 17.2 of the Plan.

14. ACCEPTANCE OF AGREEMENT. By accepting this Award electronically, including, without limitation, by electronic acceptance by e-mail, Grantee confirms that this Award is in accordance with Grantee’s understanding, and that Grantee agrees to the terms of this Award, the Summary, and the terms of the Plan.

15. ADMINISTRATION OF THE PLAN; INTERPRETATION OF THE PLAN AND THE AWARD. The Plan shall be administered by the Committee, pursuant to Section 5 of the Plan. Furthermore, the interpretation and construction of any provision of the Plan or of the Award by the Committee shall be final, conclusive and binding. In the event there is any inconsistency or discrepancy between the provisions of this Award and the provisions of the Plan, the provisions of the Plan shall prevail.